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                      AMENDMENT TO THE PARTICIPATION AGREEMENT
                              DATED DECEMBER 18, 1997
                                    BY AND AMONG
                              OCC ACCUMULATION TRUST,
                        OCC DISTRIBUTORS, OPCAP ADVISORS AND
                   TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


     This is an amendment to the December 18, 1997 Participation Agreement ("Agreement") among OCC Accumulation Trust, OCC Distributors, OpCap Advisors and Transamerica Occidental Life Insurance Company.

     The following separate accounts of Transamerica Occidental Life Insurance Company are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule 2:

Separate Account VUL-1
Separate Account VUL-2

January 1, 1999

                                   OCC ACCUMULATION TRUST

                                   By:    s/ Deborah Kaback
                                      --------------------------
                                   Name:   Deborah Kaback
                                   Title: Secretary

                                   OCC DISTRIBUTORS

                                   By:    s/ Thomas E. Duggan
                                      --------------------------
                                   Name:   Thomas E. Duggan
                                   Title: Secretary

                                   TRANSAMERICA OCCIDENTAL LIFE
                                   INSURANCE COMPANY

                                   By:    s/ David M. Goldstein
                                      --------------------------
                                   Name:   David M. Goldstein
                                   Title: Vice President and Deputy General
                                          Counsel

                                   OPCAP ADVISORS

                                   By:    s/ Bernard H. Garil
                                      --------------------------
                                   Name:   Bernard H. Garil
                                   Title: President